Exhibit 24.1

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/Robert C. Haines II . Robert C. Haines II, Executive Vice President & Chief Financial Officer

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/ Rick L. Blossom . Rick L. Blossom, Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/ Spencer S. Cropper . Spencer S. Cropper, Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 19th day of February, 2015.

Signed and acknowledged: /s/ Steve P. Foster . Steve P. Foster, President and Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/ William H. Kaufman . William H. Kaufman, Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/ John H. Kochensparger III . John H. Kochensparger III, Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as her attorney-in-fact to sign, in her name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 18th day of February, 2015.

Signed and acknowledged: /s/ Anne E. Krehbiel . Anne E. Krehbiel, Director

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of LCNB Corp. (“LCNB”) does hereby make, constitute and appoint Stephen P. Wilson as his attorney-in-fact to sign, in his name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, LCNB’s Registration Statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, authorized and unissued shares of common stock, no par value, of LCNB, to be issued by LCNB in connection with its proposed merger with BNB Bancorp, Inc., together with any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorney full power and authority to do and perform in the name, and on behalf, of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Limited Power of Attorney as of this 19th day of February, 2015.

Signed and acknowledged: /s/ George L. Leasure . George L. Leasure, Director